UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 08, 2016 (Date of earliest event reported)
Theravance Biopharma, Inc. (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-36033 (Commission File Number)	EIN 98-1226628 (IRS Employer Identification Number)

PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1104 (Zip Code)
650-808-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 8, 2016, Theravance Biopharma, Inc. issued a press release and is holding a conference call regarding its financial results for the quarter ended June 30, 2016 and a business update. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in Item 2.02 and in Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act of 1934"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Theravance Biopharma, Inc. dated August 08, 2016

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 08, 2016	THERAVANCE BIOPHARMA, INC. By: /s/ Renee D. Gala Renee D. Gala Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Theravance Biopharma, Inc. dated August 08, 2016